AETNA SERIES FUND, INC.
                           PRINCIPAL PROTECTION FUND I

                        Supplement dated August 16, 1999

THE INFORMATION IN THIS SUPPLEMENT FOR AETNA SERIES FUND, INC. AMENDS THE INFORMATION CONTAINED IN THE AETNA PRINCIPAL PROTECTION FUND I PROSPECTUS DATED AUGUST 1, 1999. THIS SUPPLEMENT SHOULD BE READ WITH THE PROSPECTUS.

The following replaces the second bullet of the section entitled "Investing in the Fund - Opening an Account and Selecting a Share Class - Class B Shares" on page 8 of the Prospectus:

[bullet] CDSC applies (if you sell your shares prior to the Maturity Date).


The following replaces the section entitled "Investing in the Fund - Opening an Account and Selecting a Share Class - Sales Charges: Class B Shares" on page 8 of the Prospectus:

The Fund imposes a CDSC on redemptions made prior to the Maturity Date. The table below shows the applicable CDSC based on the time invested.


REDEMPTION DURING                                                 CDSC

Offering Period or 1(st) year of Guarantee Period                  5%
2(nd) year of Guarantee Period                                     4%
3(rd) year of Guarantee Period                                     3%
4(th)  year of Guarantee Period                                    3%
5(th) year of Guarantee Period                                     2%






                                                                     August 1999